UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No.  )

Filed by the Registrant	☒

Filed by a Party other than the Registrant	☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

Gyre Therapeutics, Inc.
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

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☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

On April 27, 2026, Gyre Therapeutics, Inc. (the “Company”) filed its definitive proxy statement on Schedule 14A (the “Definitive Proxy Statement”) in connection with its 2026 Annual Meeting of Stockholders (the “Annual Meeting”), which will be held Wednesday, June 10, 2026, at 10:00 a.m. Pacific Time. These definitive additional materials announcing the closing of the Company’s merger with Cullgen Inc. (the “Merger”) and describing the accounting treatment of the Merger are being filed in connection with the items to be voted on at the Annual Meeting, including “Proposal 4: Approval of Conversion of Series B Preferred Stock” as described in the Definitive Proxy Statement.

On May 4, 2026, the Company filed the attached Current Report on Form 8-K.

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 4, 2026

Gyre Therapeutics, Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-51173	56-2020050
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

12770 High Bluff Drive Suite 150 San Diego, CA	92130
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (858) 567-7770

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	GYRE	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.01	Completion of Acquisition or Disposition of Assets.

Agreement and Plan of Merger and Reorganization

On May 4, 2026 (the “Closing Date”), Gyre Therapeutics, Inc., a Delaware corporation (the “Company” or “Gyre”), consummated the previously announced acquisition of Cullgen Inc., a Delaware corporation (“Cullgen”), in accordance with the terms of the Agreement and Plan of Merger and Reorganization, dated March 2, 2026 (the “Merger Agreement”), by and among the Company, Helix Merger Sub Corp., a Delaware corporation and wholly owned subsidiary of the Company (“Merger Sub”), and Cullgen. Pursuant to the Merger Agreement, Merger Sub merged with and into Cullgen, with Cullgen continuing as a wholly owned subsidiary of the Company and the surviving corporation of the merger (the “Merger”). The Merger is intended to qualify for federal income tax purposes as a tax-free reorganization under the provisions of Section 368(a) of the Internal Revenue Code of 1986, as amended.

Under the terms of the Merger Agreement, the Company acquired Cullgen in an all-stock transaction that valued Cullgen at approximately $300 million. At the effective time of the Merger (the “Effective Time”), each then outstanding share of Cullgen capital stock (the “Cullgen Capital Stock”), excluding shares of Cullgen Capital Stock held as treasury stock immediately prior to the Effective Time and any dissenting shares, were converted into (1) with respect to shares of Cullgen Capital Stock held by certain designated holders, (i) for each share of Cullgen common stock (“Cullgen Common Stock”) held by such holders, a number of shares of the Company’s Series B Convertible Preferred Stock, par value $0.001 per share (the “Company Preferred Stock”), equal to (x) 0.4753 (the “Exchange Ratio”) divided by five, and (ii) for each share of Cullgen preferred stock (“Cullgen Preferred Stock”) held by such designated holders, a number of shares of Company Preferred Stock equal to (x) the number of shares of Cullgen Common Stock issuable upon conversion of each share of Cullgen Preferred Stock, multiplied by the Exchange Ratio, and divided by five, and (2) with respect to shares of Cullgen Capital Stock held by each other holder, (i) for each share of Cullgen Common Stock held by such holders, a number of shares of Company common stock, par value $0.001 per share (the “Company Common Stock”), equal to the Exchange Ratio, and (ii) for each share of Cullgen Preferred Stock held by such holders, a number of shares of Company Common Stock equal to the number of shares of Cullgen Common Stock issuable upon conversion of each share of Cullgen Preferred Stock, multiplied by the Exchange Ratio. Each share of Company Preferred Stock received in the Merger is convertible into five shares of Company Common Stock, subject to certain conditions described below with respect to the Conversion Proposal (as defined below). Notwithstanding anything herein to the contrary, in no event will the Company issue greater than 19.99% of its issued and outstanding Company Common Stock or its voting power prior to the approval of the Conversion Proposal.

In addition, at the Effective Time (1) each then-outstanding in-the-money option to purchase shares of Cullgen Common Stock that was outstanding and unexercised immediately prior to the Effective Time, whether vested or unvested, ceased to represent a right to acquire shares of Cullgen Common Stock and was converted into and became an option to purchase shares of Company Common Stock on the existing terms and conditions (including with respect to vesting and accelerated vesting), subject to adjustment as set forth in the Merger Agreement, (2) each then-outstanding option to purchase shares of Cullgen Common Stock that was not an in-the-money option and was outstanding and unexercised immediately prior to the Effective Time was cancelled at the Effective Time for no consideration, and (3) each Cullgen restricted stock unit vested and was settled for Cullgen Common Stock and the holder thereof was entitled to receive a number of shares of Company Common Stock calculated in accordance with the Merger Agreement.

Reference is made to the discussion of the Company Preferred Stock in Item 5.03 of this Current Report on Form 8-K, which is incorporated into this Item 1.01 by reference.

Pursuant to the Merger Agreement, the Company agreed to convene a meeting of its stockholders to submit to its stockholders for their consideration the approval of the conversion of the Company Preferred Stock into shares of Company Common Stock in accordance with certain of the rules of the Nasdaq Stock Market LLC (the “Conversion Proposal”). In connection with these matters, the Company filed with the SEC its Definitive Proxy Statement on Schedule 14A (the “2026 Proxy Statement”) on April 27, 2026 and will hold the meeting of its stockholders on June 10, 2026.

With respect to the Merger, the Company evaluated the transaction in accordance with the guidance in the Financial Accounting Standards Board Accounting Standards Codification (“ASC”) Subtopic 850-50, Business Combinations — Related Issues, and has determined that the Merger is a combination of entities under common control. Specifically, the Company and Cullgen were controlled by the same parent, GNI Group Ltd., a company incorporated under the laws of Japan with limited liability (“GNI Japan”), both prior to and subsequent to the Merger, and such control was not considered transitory. As a result, the Merger does not meet the definition of a business combination under the guidance outlined in ASC 805-10 because the acquired net assets have already been included in GNI Japan’s consolidated group structure. The Company determined that the net assets to be transferred in the Merger represent a business, as defined under ASC 805-10-55-4, which will result in a change in reporting entity, as defined under ASC 250-10-20. In this context, the Company has been identified as the receiving entity for accounting purposes that will issue its equity interests in exchange for the net assets of Cullgen. The assets and liabilities to be transferred will be recognized by the Company at their historical carrying amounts on the Closing Date, and the Company’s financial statements will be retrospectively adjusted to reflect the combination as if it had occurred at the beginning of the earliest period presented. This presentation reflects the continuity of control and is consistent with the accounting and disclosure requirements of ASC 805-50 and applicable Securities and Exchange Commission (the “SEC”) rules and regulations.

The foregoing description of the Merger and the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, which was previously filed as Exhibit 2.1 to the Company’s Current Report on Form 8-K filed with the SEC on March 2, 2026 and is incorporated herein by reference.

The information set forth under the headings “Support Agreements and Lock-Up Agreement” and “Registration Rights Agreement” in Item 1.01 of the Company’s Current Report on Form 8-K filed with the SEC on March 2, 2026 is incorporated herein by reference.

Item 3.02	Unregistered Sales of Equity Securities.

To the extent required by this Item, the information included in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 3.03	Material Modification to Rights of Security Holders.

To the extent required by this Item, the information included in Item 2.01 and Item 5.03 of this Current Report on Form 8-K is incorporated herein by reference.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Resignation of Directors

In accordance with the Merger Agreement, immediately prior to the Effective Time, Thomas Eastling and Songjiang Ma resigned from the board of directors of the Company (the “Board”) and any respective committee of the Board to which they were members, and Mr. Ma also resigned from his position as President of the Company on such date. The resignations are not the result of any disagreements with the Company relating to the Company’s operations, policies or practices. The size of the Board was reduced to seven directors.

Appointment of Director and Chief Executive Officer and President

In accordance with the Merger Agreement, effective immediately after the Effective Time, the Company appointed Ying Luo, Ph.D. as Chief Executive Officer and President of the Company and to the Board as a Class I director. Ping Zhang, the Company’s former Interim Chief Executive Officer and Executive Chairman, will continue as Chairman of the Board.

The information set forth under the headings “Appointment of Director and Chief Executive Officer and President” and “Indemnification Agreement” in Item 5.02 of the Company’s Current Report on Form 8-K filed with the SEC on March 2, 2026 is incorporated herein by reference.

Appointment of Chief Financial Officer

On May 4, 2026, the Company appointed Thomas Eastling as Chief Financial Officer of the Company, to succeed Ruoyu Chen, who resigned from her position as Chief Financial Officer on such date.

The information required by Items 401(b), (d), and (e) and Item 404(a) of Regulation S-K regarding Mr. Eastling was previously reported in the 2026 Proxy Statement, which information is incorporated herein by reference.

Nominating and Corporate Governance Committee

In connection with the closing of the Merger (the “Closing”), Dr. Luo was appointed Chair of the Nominating and Corporate Governance Committee of the Board (the “Nominating Committee”). Effective as of the Closing, the other members of the Nominating Committee are Dan Weng and Gordon Carmichael.

Compensatory Plan

In connection with the Merger, the Cullgen Inc. Stock Incentive Plan (the “Cullgen Stock Plan”) as well as all in-the-money stock options that were granted and outstanding under the Cullgen Stock Plan were assumed by the Company and converted into stock options in respect of shares of Company Common Stock. The Cullgen Stock Plan is filed as Exhibit 10.5 to this Current Report on Form 8-K.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The Company has filed with the Secretary of State of the State of Delaware a Certificate of Designation of Preferences, Rights and Limitations of the Company Preferred Stock (the “Certificate of Designation”) in connection with the Merger referenced in Item 1.01 above. The Certificate of Designation provides for the issuance of shares of the Company Preferred Stock.

Holders of Company Preferred Stock are entitled to receive dividends on shares of Company Preferred Stock equal to, on an as-if-converted-to-Common-Stock basis, and in the same form as dividends actually paid on shares of Company Common Stock. The Company Preferred Stock has the voting rights set forth in the Certificate of Designation, including that such shares have one vote on all matters submitted to the stockholders of the Company for approval, subject to certain limitations. In addition, until the Conversion Proposal is approved, the Company will not, without the affirmative vote of the holders of a majority of the then outstanding shares of Company Preferred Stock (a) alter or change adversely the powers, preferences or rights given to the Company Preferred Stock, (b) alter or amend the Certificate of Designation, (c) amend its certificate of incorporation or other charter documents in any manner that adversely affects any rights of the holders of Company Preferred Stock, (d) issue further shares of Company Preferred Stock, or increase or decrease (other than by conversion) the number of authorized shares of Company Preferred Stock, (e) consummate a Fundamental Transaction (as defined in the Certificate of Designation of Company Preferred Stock) or any merger or consolidation of the Company or other business combination in which the stockholders of the Company immediately before such transaction do not hold at least a majority of the capital stock of the Company immediately after such transaction, or (f) enter into any agreement with respect to any of the foregoing. The Company Preferred Stock does not have a preference upon any liquidation, dissolution or winding-up of the Company.

Following stockholder approval of the Conversion Proposal, each share of Company Preferred Stock will be convertible, at the option of the holder, into five shares of Company Common Stock, subject to certain limitations, including that a holder of Company Preferred Stock is prohibited from converting shares of Company Preferred Stock into shares of Company Common Stock if, as a result of such conversion, such holder, together with its affiliates, would beneficially own more than a specified percentage (to be established by the holder between 0% and 19.99%) of the total number of shares of Company Common Stock issued and outstanding immediately after giving effect to such conversion.

The foregoing description of the Company Preferred Stock does not purport to be complete and is qualified in their entirety by reference to the Certificate of Designation, a copy of which was previously filed as Exhibit 3.1 to the Company’s Current Report on Form 8-K filed with the SEC on March 2, 2026 and is incorporated herein by reference.

Item 7.01	Regulation FD Disclosure.

On May 4, 2026, the Company issued a press release announcing the Closing. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information in Item 7.01 of this Current Report on Form 8-K, including the information in the press release attached as Exhibit 99.1 to this Current Report on Form 8-K, is furnished pursuant to Item 7.01 of Form 8-K and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. Furthermore, the information in Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1 to this Current Report on Form 8-K, shall not be deemed to be incorporated by reference in the filings of the Company under the Securities Act.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including, but not limited to, statements regarding: stockholder approval of the Conversion Proposal and the filing of a resale registration statement pursuant to the Registration Rights Agreement and the timing thereof. The use of words such as, but not limited to, “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “might,” “plan,” “potential,” “predict,” “project,” “should,” “target,” “will,” or “would” and similar words expressions are intended to identify forward-looking statements. Forward-looking statements are neither historical facts nor assurances of future performance. Instead, they are based on the Company’s current beliefs, expectations and assumptions regarding the future of its business, future plans and strategies, its clinical results and other future conditions. New risks and uncertainties may emerge from time to time, and it is not possible to predict all risks and uncertainties. No representations or warranties (expressed or implied) are made about the accuracy of any such forward-looking statements. The Company may not actually achieve the forecasts disclosed in its forward-looking statements, and you should not place undue reliance on forward-looking statements. Such forward-looking statements are subject to a number of material risks and uncertainties including but not limited to those set forth under the caption “Risk Factors” in the Company’s most recent Annual Report on Form 10-K filed with the SEC, as supplemented by its Quarterly Reports on Form 10-Q, as well as discussions of potential risks, uncertainties, and other important factors in the Company’s subsequent filings with the SEC. Any forward-looking statement speaks only as of the date on which it was made. Neither the Company, nor its affiliates, advisors or representatives, undertake any obligation to publicly update or revise any forward-looking statement, whether as result of new information, future events or otherwise, except as required by law. These forward-looking statements should not be relied upon as representing the Company’s views as of any date subsequent to the date hereof.

Item 9.01	Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired

The financial statements of Cullgen and related notes as of and for the three months ended March 31, 2026 and the year ended December 31, 2025 will be included in an exhibit that will be filed in an amendment to this Current Report on Form 8-K within the period specified in Item 9.01(a)(3) of Form 8-K.

(b) Pro Forma Financial Information

The unaudited pro forma condensed combined balance sheet of Gyre and Cullgen as of March 31, 2026 and the unaudited pro forma condensed combined statement of operations of Gyre and Cullgen for the three months ended March 31, 2026 and the related notes will be included in an exhibit that will be filed in an amendment to this Current Report on Form 8-K within the period specified in Item 9.01(a)(3) of Form 8-K.

(d)	Exhibits.

Exhibit Number	Description

2.1*
Agreement and Plan of Merger and Reorganization, dated March 2, 2026, by and among Gyre Therapeutics, Inc., Helix Merger Sub Corp., and Cullgen Inc. (incorporated by reference to Exhibit 2.1 to the Company’s Current Report on Form 8-K filed with the SEC on March 2, 2026).

3.1	Certificate of Designation of Series B Convertible Preferred Stock (incorporated by reference to Exhibit 3.1 to the Company’s Current Report on Form 8-K filed with the SEC on March 2, 2026).

10.1	Form of Cullgen Support Agreement (incorporated by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K filed with the SEC on March 2, 2026).

10.2	Form of Company Support Agreement (incorporated by reference to Exhibit 10.2 to the Company’s Current Report on Form 8-K filed with the SEC on March 2, 2026).

10.3	Form of Registration Rights Agreement (incorporated by reference to Exhibit 10.3 to the Company’s Current Report on Form 8-K filed with the SEC on March 2, 2026).

10.4	Form of Lock-Up Agreement (incorporated by reference to Exhibit 10.4 to the Company’s Current Report on Form 8-K filed with the SEC on March 2, 2026).

10.5	Amended and Restated Cullgen Inc. 2018 Stock Incentive Plan.

99.1	Press Release, issued on May 4, 2026.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)
* Exhibits and/or schedules have been omitted pursuant to Item 601(a)(5) of Regulation S-K. The registrant hereby undertakes to furnish supplementally copies of any of the omitted exhibits and schedules upon request by the SEC; provided, however, that the registrant may request confidential treatment pursuant to Rule 24b-2 under the Exchange Act for any exhibits or schedules so furnished.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GYRE THERAPEUTICS, INC.

Date: May 4, 2026	By:	/s/ Ying Luo
	Name:	Ying Luo
	Title:	Chief Executive Officer and President

Exhibit 10.5

CULLGEN INC.
2018 STOCK INCENTIVE PLAN

(as amended and restated May 4, 2026)

-i-

5.1	Share Limit	6
5.2	Additional Shares	6
5.3	Incentive Stock Option Limit	6
5.4	Substitution and Assumption of Awards	6

SECTION 6.	RESTRICTED STOCK	7

6.1	Restricted Stock Award	7
6.2	Duration of Offers and Nontransferability of Rights	7
6.3	Consideration	7
6.4	Vesting Restrictions	7

SECTION 7.	STOCK OPTIONS	7

7.1	Stock Option Award	7
7.2	Number of Shares; Kind of Option	7
7.3	Exercise Price	8
7.4	Term	8
7.5	Exercisability	8
7.6	Transferability of Options	8
7.7	Exercise of Options on Termination of Service	9
7.8	No Rights as a Stockholder	9
7.9	Modification, Extension and Renewal of Options	9

SECTION 8.	STOCK APPRECIATION RIGHTS	9

8.1	Stock Appreciation Right Award	9
8.2	Number of Shares	10
8.3	Exercise Price	10
8.4	Term	10
8.5	Exercisability	10
8.6	Exercise of SARs	10
8.7	Transferability of SARs	10
8.8	Exercise of SARs on Termination of Service	11
8.9	No Rights as a Stockholder	11
8.10	Modification, Extension and Renewal of SARs	11

SECTION 9.	RESTRICTED STOCK UNITS AND OTHER STOCK AWARDS	11

9.1	Restricted Stock Unit Award	11
9.2	Number of Shares; Payment	12
9.3	Vesting Conditions	12
9.4	Settlement of Restricted Stock Units	12
9.5	Transfer Restrictions	12
9.6	No Rights as a Stockholder	12
9.7	Other Stock Awards	12

SECTION 10.	PAYMENT FOR SHARES	12

10.1	General	12
10.2	Surrender of Stock	12
10.3	Services Rendered	13

-ii-

10.4	Promissory Notes	13
10.5	Exercise/Sale	13
10.6	Exercise/Pledge	13
10.7	Net Exercise	13
10.8	Other Forms of Payment	13

SECTION 11.	ADJUSTMENT OF SHARES	14

11.1	General	14
11.2	Dissolution or Liquidation	14
11.3	Mergers, Consolidations and Other Corporate Transactions	14
11.4	Reservation of Rights	15
11.5	Buyout Provisions	15

SECTION 12.	TRANSFER RESTRICTIONS AND REPURCHASE RIGHTS	15

12.1	Transfer Restrictions	15
12.2	Company’s Right to Repurchase Shares	16

SECTION 13.	WITHHOLDING AND OTHER TAXES	16

13.1	General	16
13.2	Share Withholding	16
13.3	Cashless Exercise/Pledge	17
13.4	Other Forms of Payment	17
13.5	Employer Fringe Benefit Taxes	17
13.6	Section 409A	17

SECTION 14.	LEGAL AND REGULATORY REQUIREMENTS	17

SECTION 15.	NO RETENTION RIGHTS	18

SECTION 16.	DURATION AND AMENDMENTS	18
	TERM OF THE PLAN
16.1	Right to Amend or Terminate the Plan	18
16.2	Effect of Amendment or Termination	18
16.3		18

SECTION 17.	EXECUTION	20

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CULLGEN INC.
2018 STOCK INCENTIVE PLAN

SECTION 1.	PURPOSE.

The Plan was adopted by the Board of Directors effective April 25, 2018. On May 4, 2026, in connection with the closing of the transactions contemplated by the Agreement and Plan of Merger and Reorganization by and among the Company, Cullgen Inc., a Delaware corporation, and Helix Merger Sub Corp., a Delaware corporation and wholly owned subsidiary of the Company, dated as of March 2, 2026, as amended (the “Gyre Merger”), the Company assumed the Plan and the Awards outstanding hereunder and amended and restated the Plan in connection therewith. The purpose of the Plan is to offer selected service providers the opportunity to acquire equity in the Company through awards of Options (which may constitute incentive stock options or nonstatutory stock options), Restricted Stock Awards, Stock Appreciation Rights, Restricted Stock Units and Other Stock Awards.

The Awards under the Plan are intended to be exempt from the securities qualification requirements of the California Corporations Code by satisfying the exemption under section 25102(o) of the California Corporations Code. However, Awards may be made in reliance upon other state securities law exemptions. To the extent that other state exemptions are relied upon, the terms of this Plan which are included only to comply with section 25102(o) shall be disregarded to the extent provided in the applicable Award Agreement. In addition, to the extent that section 25102(o) or the regulations promulgated thereunder are amended to delete any requirements set forth in such law or regulations, the terms of this Plan which are included only to comply with section 25102(o) or the regulations promulgated thereunder as in effect prior to any such amendment shall be disregarded to the extent permitted by applicable law.

SECTION 2.	DEFINITIONS.

2.1	“Affiliate” shall mean any entity other than a Subsidiary, if the Company and/or one or more Subsidiaries own not less than 50% of such entity.

2.2	“Award” shall mean, individually or collectively, a grant under the Plan of Options, Restricted Stock Awards, Stock Appreciation Rights, Restricted Stock Units or Other Stock Awards.

2.3
“Award Agreement” shall mean the written or electronic agreement setting forth the terms and provisions applicable to each Award granted under the Plan, as determined by the Board. The Award Agreement is subject to the terms and conditions of the Plan.

2.4	“Board” shall mean the Board of Directors of the Company, as constituted from time to time.

2.5
“Cause” shall mean (i) in the case where the Employee, Consultant or Outside Director does not have an employment agreement, consulting agreement or similar agreement in effect with the Company or its affiliate at the time of grant of the Award or where there is such an agreement but it does not define “cause” (or words of like import), conduct related to the Employee’s, Consultant’s or Outside Director’s service to the Company or an affiliate for which either criminal or civil penalties against the Employee, Consultant or Outside Director may be sought, misconduct, insubordination, material violation of the Company’s or its affiliate’s policies, disclosing or misusing any confidential information or material concerning the Company or an affiliate or material breach of any employment agreement, consulting agreement or similar agreement, or (ii) in the case where the Employee, Consultant or Outside Director has an employment agreement, consulting agreement or similar agreement in effect with the Company or its affiliate at the time of grant of the Award that defines a termination for “cause” (or words of like import), “cause” as defined in such agreement; provided, however, that with regard to any agreement that defines “cause” on occurrence of or in connection with a change in control, such definition of “cause” shall not apply until a change in control actually occurs and then only with regard to a termination thereafter. Notwithstanding the foregoing, in the case of an Award which is intended to comply with section 25102(o) of the California Corporations Code, such event must also constitute “cause” under applicable law.

2.6	“Change in Control” shall mean the occurrence of any of the following events:

(a)
The consummation of a merger or consolidation of the Company with or into another entity or any other corporate reorganization, if persons who were not stockholders of the Company immediately prior to such merger, consolidation or other reorganization own immediately after such merger, consolidation or other reorganization fifty percent (50%) or more of the voting power of the outstanding securities of each of (A) the continuing or surviving entity and (B) any direct or indirect parent corporation of such continuing or surviving entity;

(b)
The consummation of the sale, transfer or other disposition of all or substantially all of the Company’s assets or the stockholders of the Company approve a plan of complete liquidation of the Company; or

(c)
Any “person” (as defined below) who, by the acquisition or aggregation of securities, is or becomes the “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing fifty percent (50%) or more of the combined voting power of the Company’s then outstanding securities ordinarily (and apart from rights accruing under special circumstances) having the right to vote at elections of directors (the “Base Capital Stock”); except that any change in the relative beneficial ownership of the Company’s securities by any person resulting solely from a reduction in the aggregate number of outstanding shares of Base Capital Stock, and any decrease thereafter in such person’s ownership of securities, shall be disregarded until such person increases in any manner, directly or indirectly, such person’s beneficial ownership of any securities of the Company.

For purposes of Section 2.6(c), the term “person” shall have the same meaning as when used in sections 13(d) and 14(d) of the Exchange Act but shall exclude (1) a trustee or other fiduciary holding securities under an employee benefit plan maintained by the Company or a Parent or Subsidiary and (2) a corporation owned directly or indirectly by the stockholders of the Company in substantially the same proportions as their ownership of the Stock.

Notwithstanding the foregoing, the term “Change in Control” shall not include (a) a transaction the sole purpose of which is to change the state of the Company’s incorporation, (b) a transaction the sole purpose of which is to form a holding company that will be owned in substantially the same proportions by the persons who held the Company’s securities immediately before such transaction, (c) a transaction the sole purpose of which is to make an initial public offering of the Company’s capital stock or (d) any change in the beneficial ownership of the securities of the Company as a result of a private financing of the Company that is approved by the Board.

The Gyre Merger was a Change in Control for purposes of the Plan.

2.7	“Code” shall mean the Internal Revenue Code of 1986, as amended.

2.8	“Committee” shall mean the committee designated by the Board, which is authorized to administer the Plan, as described in Section 3 hereof.

2.9	“Company” shall mean Gyre Therapeutics, Inc., a Delaware corporation.

2.10	“Consultant” shall mean a consultant or advisor who is not an Employee or Outside Director and who performs bona fide services for the Company, a Parent, a Subsidiary or an Affiliate.

2.11
“Disability” shall mean a condition that renders an individual unable to engage in substantial gainful activity by reason of any medically determinable physical or mental impairment as determined by the Committee; provided, however, that the Committee has no obligation to investigate whether Disability exists unless the Participant or representative thereof puts the Company on notice within ninety (90) days after the Participant’s termination of Service.

2.12
“Employee” shall mean any individual who is a common-law employee of the Company, a Parent, a Subsidiary or an Affiliate and who is an “employee” within the meaning of section 3401(c) of the Code and regulations issued thereunder.

2.13	“Exchange Act” shall mean the U.S. Securities and Exchange Act of 1934, as amended.

2.14
“Exercise Price” shall mean the amount for which one Share may be purchased upon the exercise of an Option, or the amount from which appreciation is measured upon exercise of a Stock Appreciation Right, as specified in an Award Agreement.

2.15	“Fair Market Value” means, with respect to a Share, the market price of one Share of Stock, determined by the Board in good faith. Such determination shall be conclusive and binding on all persons.

2.16
“Immediate Family” shall mean a person’s child, stepchild, grandchild, parent, stepparent, grandparent, spouse, domestic partner, sibling, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law or sister-in-law, including adoptive relationships.

2.17	“ISO” shall mean an incentive stock option described in section 422(b) of the Code.

2.18	“NSO” shall mean a stock option that is not an ISO.

2.19	“Option” shall mean an ISO or NSO granted under the Plan and entitling the holder to purchase Shares.

2.20	“Other Stock Award” shall mean an Award based in whole or in part by reference to Stock which is granted pursuant to the terms and conditions of Section 9.7 of the Plan.

2.21	“Outside Director” shall mean a member of the Board of the Company, a Parent or a Subsidiary who is not an Employee.

2.22
“Parent” shall mean any corporation (other than the Company) in an unbroken chain of corporations ending with the Company, if each of the corporations other than the Company owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain. A corporation that attains the status of a Parent on a date after the adoption of the Plan shall be considered a Parent commencing as of such date.

2.23	“Participant” shall mean the holder of an outstanding Award.

2.24	“Plan” shall mean the Cullgen Inc. 2018 Stock Incentive Plan, as amended and restated effective May 4, 2026.

2.25	“Purchase Price” shall mean the consideration for which one Share may be acquired under the Plan pursuant to a Restricted Stock Award.

2.26	“Restricted Stock Award” shall mean an award or sale of Shares pursuant to the terms and conditions of Section 6 of the Plan.

2.27
“Restricted Stock Unit” shall mean an Award of an unfunded and unsecured right to receive Shares (or cash or a combination of Shares and cash, as determined in the sole discretion of the Board) upon settlement of the Award, which is granted pursuant to the terms and conditions of Section 9 of the Plan.

2.28	“Securities Act” shall mean the U.S. Securities Act of 1933, as amended.

2.29
“Service” shall mean service as an Employee, a Consultant or an Outside Director, subject to such further limitations as may be set forth in the applicable Award Agreement. Service shall be deemed to continue during a bona fide leave of absence approved by the Company in writing if and to the extent that continued crediting of Service for purposes of the Plan is expressly required by the terms of such leave or by applicable law, as determined by the Company. However, for purposes of determining whether an Option is entitled to ISO status, and to the extent required under the Code, an Employee’s employment will be treated as terminating three (3) months after such Employee went on leave, unless such Employee’s right to return to active work is guaranteed by law or by a contract or such Employee immediately returns to active work. The Company determines which leaves count toward Service, and when Service terminates for all purposes under the Plan. In the absence of such determination, vesting of an Award shall be tolled during any unpaid leave (unless otherwise required by applicable law); provided, however, that upon a Participant’s return from military leave (under conditions that would entitle the Participant to protection upon such return under the Uniformed Services Employment and Reemployment Rights Act), the Participant shall be given vesting credit with respect to Awards to the same extent as would have applied had the Participant continued to provide services to the Company (or any Parent or Subsidiary, if applicable) throughout the leave on the same terms as the Participant was providing services immediately prior to such leave.

2.30	“Share” shall mean one share of Stock, as adjusted in accordance with Section 11 (if applicable).

2.31	“Stock” shall mean the common stock, par value $0.001 per share, of the Company.

2.32	“Stock Appreciation Right” or “SAR” shall mean a stock appreciation right which is granted pursuant to the terms and conditions of Section 8 of the Plan.

2.33
“Subsidiary” means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company, if each of the corporations other than the last corporation in the unbroken chain owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain. A corporation that attains the status of a Subsidiary on a date after the adoption of the Plan shall be considered a Subsidiary commencing as of such date.

2.34
“Ten-Percent Stockholder” means an individual who owns more than ten percent (10%) of the total combined voting power of all classes of outstanding stock of the Company, its Parent or any of its Subsidiaries. In determining stock ownership for purposes of this Section 2.34, the attribution rules of section 424(d) of the Code shall be applied.

SECTION 3.	ADMINISTRATION.

3.1
General Rule. The Plan shall be administered by the Board. However, the Board may delegate any or all administrative functions under the Plan otherwise exercisable by the Board to one or more Committees. Each Committee shall consist of at least one member of the Board who has been appointed by the Board. Each Committee shall have the authority and be responsible for such functions as the Board has assigned to it. If a Committee has been appointed, any reference to the Board in the Plan shall be construed as a reference to the Committee to whom the Board has assigned a particular function. To the extent permitted by applicable law, the Board may also authorize one or more officers of the Company to designate Employees, other than such authorized officer or officers, to receive Awards and/or to determine the number of such Awards to be received by such persons; provided, however, that the Board shall specify the total number of Awards that such officer or officers may so award.

3.2
Board Authority and Responsibility. Subject to the provisions of the Plan, the Board shall have full authority and discretion to take any actions it deems necessary or advisable for the administration of the Plan. All decisions, interpretations and any other actions of the Board with respect to the Plan shall be final and binding on all persons deriving rights under the Plan.

SECTION 4.	ELIGIBILITY.

Only Employees of the Company, a Parent or Subsidiary shall be eligible for the grant of ISOs. Employees of an Affiliate shall not be eligible for the grant of ISOs unless such entity is classified as a "disregarded entity" of the Company or the applicable Subsidiary under the Code and such Employees are treated as employees of the Company or applicable Subsidiary for purposes of Section 3401(c) of the Code. Only Employees, Consultants and Outside Directors shall be eligible for the grant of NSOs, Restricted Stock Awards, Stock Appreciation Rights, Restricted Stock Units or Other Stock Awards. Consultants which are entities shall be eligible for the grant of Awards (other than ISOs) subject to compliance with applicable securities law requirements.

SECTION 5.	STOCK SUBJECT TO PLAN.

5.1
Share Limit. Subject to Section 11, the aggregate number of Shares which may be issued under the Plan from and after May 4, 2026 shall be 4,156,800 Shares (the “Authorized Share Limit”). The number of Shares which are subject to Options or other rights to acquire Shares pursuant to Awards which are outstanding at any time shall not exceed the number of Shares which then remain available for issuance under the Plan. The Company, during the term of the Plan, shall at all times reserve and keep available sufficient Shares to satisfy the requirements of the Plan. Shares offered under the Plan may be authorized but unissued Shares or treasury Shares. No new Awards may be granted under the Plan from and after May 4, 2026.

5.2
Additional Shares. Shares subject to Awards that are cancelled, forfeited, settled in cash or expire by their terms, and Shares subject to Awards that are used to pay withholding obligations or the Exercise Price of an Option, will again be available for grant and issuance in connection with other Awards. However, Shares that have actually been issued under the Plan will not be added back to the number of Shares available for issuance under the Plan unless reacquired by the Company pursuant to a forfeiture provision.

5.3
Incentive Stock Option Limit. Subject to the foregoing limits, the aggregate number of Shares that may be issued under the Plan upon the exercise of ISOs shall not exceed ten times the Authorized Share Limit set forth in Section 5.1 (as amended from time to time and as adjusted pursuant to Section 11), plus, only to the extent allowable under section 422 of the Code, any Shares previously issued under the Plan (other than pursuant to Section 5.4 below) that are reacquired by the Company pursuant to a forfeiture provision.

5.4
Substitution and Assumption of Awards. The Board may make Awards under the Plan by assumption, substitution or replacement of stock options, stock appreciation rights, stock units or similar awards granted by another entity (including a Parent or Subsidiary), if such assumption, substitution or replacement is in connection with an asset acquisition, stock acquisition, merger, consolidation or similar transaction involving the Company (and/or its Parent or Subsidiary) and such other entity (and/or its affiliate). The terms of such assumed, substituted or replaced Awards shall be as the Board, in its discretion, determines is appropriate, notwithstanding limitations on Awards in the Plan. Any such substitute or assumed Awards shall not count against the Authorized Share Limit set forth in Section 5.1 (nor shall Shares subject to such Awards be added to the Shares available for Awards under the Plan as provided in Section 5.2 above), except that Shares acquired by exercise of substitute ISOs will count against the maximum number of Shares that may be issued pursuant to the exercise of ISOs under the Plan.

SECTION 6.	RESTRICTED STOCK.

6.1
Restricted Stock Award. Subject to the terms of the Plan, the Board may grant Restricted Stock Awards to Participants in such amounts as the Board, in its sole discretion, may determine. Each award or sale of Shares pursuant to a Restricted Stock Award under the Plan shall be evidenced by an Award Agreement between the Participant and the Company. Such award or sale shall be subject to all applicable terms and conditions of the Plan and may be subject to any other terms and conditions imposed by the Board, as set forth in the Award Agreement, that are not inconsistent with the Plan. The provisions of such Award Agreements need not be identical.

6.2
Duration of Offers and Nontransferability of Rights. Any right to acquire Shares pursuant to a Restricted Stock Award shall automatically expire if not exercised by the Participant within thirty (30) days after the Company communicates the grant of such right to the Participant, unless otherwise determined by the Board. Such right shall be nontransferable and shall be exercisable only by the Purchaser to whom the right was granted, except to the extent otherwise determined by the Board in its sole discretion.

6.3
Consideration. To the extent an Award consists of newly issued Shares, the Award recipient shall furnish consideration having a value not less than the par value of such Shares as determined by the Board. Subject to the foregoing in this Section 6.3, the Board shall determine the amount of the Purchase Price in its sole discretion. The Purchase Price shall be payable in a form described in Section 10.

6.4
Vesting Restrictions. Each award or sale of Shares shall be subject to such vesting and forfeiture conditions as the Board may determine. Such restrictions shall be set forth in the applicable Award Agreement and, unless otherwise provided in the Award Agreement, shall apply to any dividends paid with respect to such Shares. The vesting of a Restricted Stock Award granted to a Participant for Service as an Outside Director shall be automatically accelerated in full in the event of a Change in Control.

SECTION 7.	STOCK OPTIONS.

7.1
Stock Option Award. Subject to the terms of the Plan, the Board may grant Options to Participants in such amounts as the Board, in its sole discretion, may determine. Each grant of an Option under the Plan shall be evidenced by an Award Agreement between the Participant and the Company. The Option shall be subject to all applicable terms and conditions of the Plan and may be subject to any other terms and conditions imposed by the Board, as set forth in the Option Award Agreement, which are not inconsistent with the Plan. The provisions of the various Option Award Agreements entered into under the Plan need not be identical.

7.2
Number of Shares; Kind of Option. Each Option Award Agreement shall specify the number of Shares that are subject to the Option and shall provide for the adjustment of such number in accordance with Section 11. The Award Agreement shall also specify whether the Option is intended to be an ISO or an NSO.

7.3
Exercise Price. Each Award Agreement shall set forth the Exercise Price, which shall be payable in a form described in Section 10. Subject to the following requirements, the Exercise Price under any Option shall be determined by the Board in its sole discretion:

(a)
Minimum Exercise Price for ISOs. The Exercise Price per Share of an ISO shall not be less than one hundred percent (100%) of the Fair Market Value of a Share on the date of grant; provided, however, that the Exercise Price per Share of an ISO granted to a Ten-Percent Stockholder shall not be less than one hundred ten percent (110%) of the Fair Market Value of a Share on the date of grant.

(b)	Minimum Exercise Price for NSOs. The Exercise Price per Share of an NSO shall not be less than one-hundred percent (100%) of the Fair Market Value of a Share on the date of grant.

7.4
Term. Each Award Agreement shall specify the term of the Option. The term of an Option shall in no event exceed ten (10) years from the date of grant. The term of an ISO granted to a Ten-Percent Stockholder shall not exceed five (5) years from the date of grant. Subject to the foregoing, the Board in its sole discretion shall determine when an Option shall expire.

7.5
Exercisability. Each Award Agreement shall specify the date when all or any installment of the Option is to become exercisable; provided, however, that no Option shall be exercisable unless the Participant has delivered to the Company an executed copy of the Award Agreement. Subject to the following restrictions, the Board in its sole discretion shall determine when all or any installment of an Option is to become exercisable and may, in its discretion, provide for accelerated exercisability in the event of a Change in Control or other events:

(a)
Options Granted to Outside Directors. The vesting and exercisability of an Option granted to a Participant for Service as an Outside Director shall be automatically accelerated in full in the event of a Change in Control.

(b)
Early Exercise. An Option Award Agreement may permit the Participant to exercise the Option prior to the time that it has become vested provided that the Shares acquired on exercise will be treated as unvested and subject to a right of repurchase by the Company and any other restrictions that the Board determines appropriate as set forth in the Award Agreement.

7.6
Transferability of Options. During a Participant’s lifetime, his or her Options shall be exercisable only by the Participant or by the Participant’s guardian or legal representatives, and shall not be transferable other than by beneficiary designation, will or the laws of descent and distribution. Notwithstanding the foregoing, however, to the extent permitted by the Board in its sole discretion, an NSO may be transferred by the Participant to a revocable trust or to one or more family members or a trust established for the benefit of the Participant and/or one or more family members to the extent permitted by section 260.140.41(c) of Title 10 of the California Code of Regulations and Rule 701 of the Securities Act.

7.7
Exercise of Options on Termination of Service. Each Option shall set forth the extent to which the Participant shall have the right to exercise the Option following termination of the Participant’s Service. Each Award Agreement shall provide the Participant with the right to exercise the Option following the Participant’s termination of Service during the Option term, to the extent the Option was exercisable for vested Shares upon termination of Service, for at least thirty (30) days if termination of Service is due to any reason other than Cause, death or Disability, and for at least six (6) months after termination of Service if due to death or Disability (but in no event later than the expiration of the Option term). If the Participant’s Service is terminated for Cause, the Option Award Agreement may provide that the Participant’s right to exercise the Option terminates immediately on the effective date of the Participant’s termination. To the extent the Option was not exercisable for vested Shares upon termination of Service, the Option shall terminate when the Participant’s Service terminates; provided, however, that if the Board or its duly authorized delegate amends the Option within thirty (30) days following the Participant’s termination of Service other than for Cause (but in no event later than the expiration of the term of the Option) to increase the number of vested Shares for which the Option would be exercisable, the Option shall not be considered to have terminated upon termination of Service with respect to such additional number of vested Shares, and such amendment shall be given effect as of the date of termination of Service. Subject to the foregoing, such provisions shall be determined in the sole discretion of the Board, need not be uniform among all Options issued pursuant to the Plan, and may reflect distinctions based on the reasons for termination of Service.

7.8
No Rights as a Stockholder. A Participant, or a transferee of a Participant, shall have no rights as a stockholder with respect to any Shares covered by the Option until such person becomes entitled to receive such Shares by filing a notice of exercise and paying the Exercise Price pursuant to the terms of the Option. No adjustments shall be made, except as provided in Section 11.

7.9
Modification, Extension and Renewal of Options. Within the limitations of the Plan, the Board may modify, extend or renew outstanding Options or may accept the cancellation of outstanding Options (to the extent not previously exercised), whether or not granted hereunder, in return for the grant of new Options for the same or a different number of Shares and at the same or a different Exercise Price, or in return for the grant of a different Award for the same or a different number of Shares. The foregoing notwithstanding, except for a modification required to comply with any applicable law, regulation or rule, no modification of an Option shall, without the consent of the Participant, materially impair his or her rights or increase the Participant’s obligations under such Option; provided, however, that a modification which may cause an ISO to become an NSO shall not be treated as materially impairing a Participant’s rights or increasing a Participant’s obligations under an Award.

SECTION 8.	STOCK APPRECIATION RIGHTS.

8.1
Stock Appreciation Right Award. Subject to the terms of the Plan, the Board may grant Stock Appreciation Rights to Participants in such amounts as the Board, in its sole discretion, may determine. Each grant of a Stock Appreciation Right under the Plan shall be evidenced by an Award Agreement between the Participant and the Company. The Stock Appreciation Right shall be subject to all applicable terms and conditions of the Plan and may be subject to any other terms and conditions imposed by the Board, as set forth in the Award Agreement, which are not inconsistent with the Plan. The provisions of the various Stock Appreciation Right Award Agreements entered into under the Plan need not be identical.

8.2	Number of Shares. Each Award Agreement shall specify the number of Shares to which the SAR pertains and shall provide for the adjustment of such number in accordance with Section 11.

8.3	Exercise Price. Each Award Agreement shall specify the Exercise Price of the SAR. The Exercise Price shall not be less than 100% of the Fair Market Value of a Share on the date of grant.

8.4
Term. Each Award Agreement shall specify the term of the SAR. The term of a SAR shall in no event exceed ten (10) years from the date of grant. Subject to the foregoing, the Board in its sole discretion shall determine when an Option shall expire.

8.5
Exercisability. Each Award Agreement shall specify the date when all or any installment of the SAR is to become exercisable; provided, however, that no SAR shall be exercisable unless the Participant has delivered to the Company an executed copy of the Award Agreement. The Board in its sole discretion shall determine when all or any installment of a SAR is to become exercisable and may, in its discretion, provide for accelerated exercisability in the event of a Change in Control or other events. The vesting and exercisability of a SAR granted to a Participant for Service as an Outside Director shall be automatically accelerated in full in the event of a Change in Control. SARs may be awarded in combination with Options, and such Awards may provide that the SARs will not be exercisable unless the related Options are forfeited.

8.6
Exercise of SARs. Upon exercise of a SAR, the Participant (or any person having the right to exercise the SAR after his or her death) shall receive from the Company (a) Shares, (b) cash or (c) a combination of Shares and cash, as the Board shall determine. The amount of cash and/or the Fair Market Value of Shares received upon exercise of SARs shall, in the aggregate, be equal to the amount by which the Fair Market Value (on the date of surrender) of the Shares subject to the SARs exceeds the Exercise Price.

8.7
Transferability of SARs. During a Participant’s lifetime, his or her SARs shall be exercisable only by the Participant or by the Participant’s guardian or legal representatives, and shall not be transferable other than by beneficiary designation, will or the laws of descent and distribution. Notwithstanding the foregoing, however, to the extent permitted by the Board in its sole discretion, a SAR may be transferred by the Participant to a revocable trust or to one or more family members or a trust established for the benefit of the Participant and/or one or more family members to the extent permitted by section 260.140.41(c) of Title 10 of the California Code of Regulations and Rule 701 of the Securities Act.

8.8
Exercise of SARs on Termination of Service. Each SAR shall set forth the extent to which the Participant shall have the right to exercise the SAR following termination of the Participant’s Service. Each Award Agreement shall provide the Participant with the right to exercise the SAR following the Participant’s termination of Service during the SAR term, to the extent the SAR was vested upon termination of Service, for at least thirty (30) days if termination of Service is due to any reason other than Cause, death or Disability, and for at least six (6) months after termination of Service if due to death or Disability (but in no event later than the expiration of the SAR term). If the Participant’s Service is terminated for Cause, the SAR Award Agreement may provide that the Participant’s right to exercise the SAR terminates immediately on the effective date of the Participant’s termination. To the extent the SAR was not vested upon termination of Service, the SAR shall terminate when the Participant’s Service terminates; provided, however, that if the Board or its duly authorized delegate amends the SAR within thirty (30) days following the Participant’s termination of Service other than for Cause (but in no event later than the expiration of the term of the SAR) to increase the number of vested Shares for which the SAR would be exercisable, the SAR shall not be considered to have terminated upon termination of Service with respect to such additional number of vested Shares, and such amendment shall be given effect as of the date of termination of Service. Subject to the foregoing, such provisions shall be determined in the sole discretion of the Board, need not be uniform among all SARs issued pursuant to the Plan, and may reflect distinctions based on the reasons for termination of Service.

8.9
No Rights as a Stockholder. A Participant, or a transferee of a Participant, shall have no rights as a stockholder with respect to any Shares covered by the SAR unless and until such person becomes entitled to receive Shares upon exercise of the SAR. No adjustments shall be made, except as provided in Section 11.

8.10
Modification, Extension and Renewal of SARs. Within the limitations of the Plan, the Board may modify, extend or renew outstanding SARs or may accept the cancellation of outstanding SARs (to the extent not previously exercised), whether or not granted hereunder, in return for the grant of new SARs for the same or a different number of Shares and at the same or a different Exercise Price, or in return for the grant of a different Award for the same or a different number of Shares. The foregoing notwithstanding, except for a modification required to comply with any applicable law, regulation or rule, no modification of a SAR shall, without the consent of the Participant, materially impair his or her rights or increase the Participant’s obligations under such SAR.

SECTION 9.	RESTRICTED STOCK UNITS AND OTHER STOCK AWARDS.

9.1
Restricted Stock Unit Award. Subject to the terms of the Plan, the Board may grant Restricted Stock Units to Participants in such amounts as the Board, in its sole discretion, may determine. Each Award of Restricted Stock Units under the Plan shall be evidenced by an Award Agreement between the Participant and the Company. Such Award shall be subject to all applicable terms and conditions of the Plan and any other terms and conditions imposed by the Board, as set forth in the Award Agreement, that are not inconsistent with the Plan. The provisions of the various Restricted Stock Unit Award Agreements entered into under the Plan need not be identical.

9.2
Number of Shares; Payment Each Restricted Stock Unit Award Agreement shall specify the number of Shares that are subject to the Award and shall provide for the adjustment of such number in accordance with Section 11. Unless otherwise provided in the Award Agreement, no consideration other than services shall be required of the Participant for a Restricted Stock Unit Award.

9.3
Vesting Conditions. Each Award of Restricted Stock Units may or may not be subject to vesting. Vesting shall occur, in full or in installments, upon satisfaction of the conditions specified in the Award Agreement. The Board may determine, at the time of granting Restricted Stock Units or thereafter, that all or part of such Award shall become vested in the event that a Change in Control occurs with respect to the Company. The vesting of a Restricted Stock Unit Award granted to a Participant for Service as an Outside Director shall be automatically accelerated in full in the event of a Change in Control.

9.4
Settlement of Restricted Stock Units. Unless otherwise provided in the Award Agreement, Restricted Stock Units shall be settled when they vest. The Award Agreement may provide that settlement may be deferred to any later date, provided that the terms of such deferral satisfy the requirements of section 409A of the Code. Settlement of the Restricted Stock Units may be made in the form of cash or whole Shares or a combination thereof, as determined by the Board in its sole discretion.

9.5
Transfer Restrictions. Unless otherwise provided in the Award Agreement, Restricted Stock Units may not be transferred other than by beneficiary designation, will or the laws of descent and distribution.

9.6
No Rights as a Stockholder. A Participant, or a transferee of a Participant, shall have no voting, dividend or other rights as a stockholder with respect to any Shares covered by a Restricted Stock Unit Award until such person receives such Shares upon settlement of the Award. Unless the Award Agreement provides otherwise, the Participant shall have no right to be credited with amounts equal to dividends paid on Shares subject to the Restricted Stock Unit Award. A Participant shall have no rights under a Restricted Stock Unit Award other than those of a general creditor of the Company.

9.7
Other Stock Awards. The Board may grant other forms of Award under the Plan that are based in whole or in part on Stock or the value thereof. Subject to the provisions of the Plan, the Board shall have authority in its sole discretion to determine the terms and conditions of such Other Stock Awards, including the number of Shares (or the cash equivalent thereof) to be granted pursuant to such Awards.

SECTION 10.	PAYMENT FOR SHARES.

10.1
General. The entire Purchase Price of Shares or Exercise Price of Options issued under the Plan shall be payable in cash, cash equivalents or one of the other forms provided in this Section 10, to the extent provided under applicable law.

10.2
Surrender of Stock. To the extent permitted by the Board in its sole discretion, payment may be made in whole or in part by surrendering (in good form for transfer), or attesting to ownership of, Shares which have already been owned by the Participant; provided, however, that payment may not be made in such form if such action would cause the Company to recognize any (or additional) compensation expense with respect to the Award for financial reporting purposes. Such Shares shall be valued at their Fair Market Value on the date of surrender.

10.3
Services Rendered. As determined by the Board in its discretion, Shares may be awarded under the Plan in consideration of past or future services rendered to the Company, a Parent, a Subsidiary or an Affiliate.

10.4
Promissory Notes. To the extent permitted by the Board in its sole discretion, payment may be made in whole or in part with a full-recourse promissory note executed by the Participant. The interest rate payable under the promissory note shall not be less than the minimum rate required to avoid the imputation of income for U.S. federal income tax purposes. Shares shall be pledged as security for payment of the principal amount of the promissory note, and interest thereon; provided that if the Participant is a Consultant, such note must be collateralized with such additional security to the extent required by applicable laws. In no event shall the stock certificate(s) representing such Shares be released to the Participant until such note is paid in full. Subject to the foregoing, the Board shall determine the term, interest rate and other provisions of the note.

10.5
Exercise/Sale. To the extent permitted by the Board in its sole discretion, and if a public market for the Shares exists, payment may be made in whole or in part by delivery (on a form prescribed by the Company) of an irrevocable direction to a securities broker approved by the Company to sell Shares and to deliver all or part of the sale proceeds to the Company in payment of all or part of the Exercise Price and any withholding taxes.

10.6
Exercise/Pledge. To the extent permitted by the Board in its sole discretion, and if a public market for the Shares exists, payment may be made in whole or in part by delivery (on a form prescribed by the Company) of an irrevocable direction to a securities broker or lender approved by the Company to pledge Shares, as security for a loan, and to deliver all or part of the loan proceeds to the Company in payment of all or part of the Exercise Price and any withholding taxes.

10.7
Net Exercise. To the extent permitted by the Board in its sole discretion, payment of the Exercise Price may be made by a “net exercise” arrangement pursuant to which the number of Shares issuable upon exercise of the Option shall be reduced by the largest whole number of Shares having an aggregate Fair Market Value that does not exceed the aggregate Exercise Price (plus tax withholdings, if applicable) and any remaining balance of the aggregate Exercise Price (and/or applicable tax withholdings) not satisfied by such reduction in the number of whole Shares to be issued shall be paid by the Participant in cash or other form of payment permitted under the Option Award Agreement.

10.8	Other Forms of Payment. To the extent permitted by the Board in its sole discretion, payment may be made in any other form that is consistent with applicable laws, regulations and rules.

SECTION 11.	ADJUSTMENT OF SHARES.

11.1
General. In the event of a subdivision of the outstanding Stock, a declaration of a dividend payable in Shares, a declaration of an extraordinary dividend payable in a form other than Shares in an amount that has a material effect on the Fair Market Value of the Stock, a combination or consolidation of the outstanding Stock into a lesser number of Shares, a recapitalization, a spin-off, a reclassification, or a similar occurrence, the Board shall make appropriate adjustments to the following: (i) the number and class of Shares available for future Awards under Section 5; (ii) the number and class of Shares covered by each outstanding Award; (iii) the Exercise Price under each outstanding Award; and (iv) the price of Shares subject to the Company’s right of repurchase; provided, however, that fractions of a Share will not be issued but will either be paid in cash at the Fair Market Value of such fraction of a Share or will be rounded down to the nearest whole Share, as determined by the Board.

11.2	Dissolution or Liquidation. To the extent not previously exercised or settled, Awards shall terminate immediately prior to the dissolution or liquidation of the Company.

11.3
Mergers, Consolidations and Other Corporate Transactions. In the event that the Company is a party to a merger or other consolidation, or in the event of a transaction providing for the sale of all or substantially all of the Company’s stock or assets, or in the event of such other corporate transaction, such as a separation or reorganization, outstanding Awards shall be treated as the Board determines, in each case without the Participant’s consent. Subject to compliance with Section 409A of the Code, the Board may provide, without limitation, for one or more of the following: (i) the continuation of the outstanding Awards by the Company, if the Company is a surviving corporation; (ii) the assumption, in whole or in part, of the outstanding Awards by the surviving corporation or a successor entity or its parent; (iii) the substitution, in whole or in part, by the surviving corporation or a successor entity or its parent of its own awards for such outstanding Awards; (iv) exercisability and settlement, in whole or in part, of outstanding Awards to the extent vested and exercisable (if applicable) under the terms of the Award Agreement followed by the cancellation of such Awards (whether or not then vested or exercisable) upon or immediately prior to the effectiveness of the transaction; or (v) settlement of the intrinsic value of the outstanding Awards to the extent vested and exercisable (if applicable) under the terms of the Award Agreement, with payment made in cash or cash equivalents or property (including cash or property subject to deferred vesting and delivery consistent with the vesting restrictions applicable to such Awards or the underlying Shares) followed by the cancellation of such Awards (whether or not then vested or exercisable) (and, for the avoidance of doubt, if as of the date of the occurrence of the transaction the Board determines in good faith that no amount would have been attained upon the exercise of such Award or realization of the Participant’s rights, then such Award may be terminated by the Company without payment). For avoidance of doubt, the value of any property, including the value of property provided in settlement of an Award, shall be determined by the Board and, to the extent permitted under Section 409A of the Code, the settlement of an Award may provide for payment to be made on a delayed basis and/or contingent basis in recognition of and a reflection of escrows, earn-outs, or other limitations, conditions, contingencies or holdbacks applicable to holders of Stock in connection with the transaction. Any acceleration of payment of an amount that is subject to section 409A of the Code will be delayed, if necessary, until the earliest time that such payment would be permissible under Section 409A without triggering any additional taxes applicable under Section 409A. The Company will have no obligation to treat all Awards, all Awards held by a Participant, or all Awards of the same type, similarly. The Board shall also have discretion to suspend the right of Participants to exercise outstanding Awards during a limited period of time preceding the closing of the transaction if such suspension is administratively necessary to facilitate the closing of the transaction, and may terminate the right of holders of Options to exercise Options prior to vesting in the Shares subject to the Option (i.e., “early exercise”), such that following the closing of the transaction the Option may only be exercised to the extent it is vested.

11.4
Reservation of Rights. Except as provided in this Section 11, a Participant shall have no rights by reason of any subdivision or consolidation of shares of stock of any class, the payment of any dividend or any other increase or decrease in the number of shares of stock of any class. Any issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number or Exercise Price of Shares subject to an Award. The grant of an Award pursuant to the Plan shall not affect in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure, to merge or consolidate or to dissolve, liquidate, sell or transfer all or any part of its business or assets.

11.5
Buyout Provisions. The Board may at any time (a) offer to buy out for a payment in cash or cash equivalents an Award previously granted, or (b) authorize a Participant to elect to cash out an Award previously granted, in either case at such time and based upon such terms and conditions as the Board shall establish.

SECTION 12.	TRANSFER RESTRICTIONS AND REPURCHASE RIGHTS.

12.1
Transfer Restrictions. No person who shall have acquired Shares or shall have any right to acquire Shares under the Plan shall sell, assign, pledge or otherwise transfer (each, a “Transfer”) any such Shares or any right or interest therein (including, without limitation, any Option) (such Shares or right or interest therein, including without limitation any Option, collectively the “Securities”), whether voluntarily, involuntarily, by operation of law, by gift or otherwise, without the prior written consent of the Company, evidenced by a writing approved by the Board (the “Transfer Restriction”). The Transfer Restriction shall not apply to any of the following exempt Transfers:

(a)
A person’s Transfer of any or all Securities held either during such person’s lifetime or on death by will or intestacy (1) to such person’s Immediate Family, (2) to any custodian or trustee for the account or the benefit of such person or such person’s Immediate Family, or (3) to any limited partnership or limited liability company with respect to which the ownership interests are wholly owned by the person, members of such person’s Immediate Family or any trust for the account or benefit of such person or such person’s Immediate Family;

(b)
A person’s bona fide pledge or mortgage of any Securities with a commercial lending institution that creates a mere security interest, provided that any subsequent Transfer of such Securities by such institution shall be subject to this Section 12; or

(c)	A person’s Transfer of any or all of such person’s Securities to the Company;

provided that with respect to Transfers pursuant to subsections (a) and (b) above, the Transferee shall receive and hold such Shares subject to the provisions of this Section 12.1, and there shall be no further Transfer of such Shares except in accord with this Section 12.1. The provisions of this Section 12.1 may be waived with respect to any Transfer by the stockholders, upon the written consent of the owners of a majority of the voting power of the Company (excluding the votes represented by those Shares to be Transferred by any Transferring stockholder). The provisions of this Section 12.1 shall terminate immediately prior to the date of (a) the closing of a firm commitment underwritten public offering of the Company’s Stock pursuant to a registration statement filed with, and declared effective by, the Securities and Exchange Commission under the Securities Act or (b) any other event that results in a public market for the Shares. Any Transfer, or purported Transfer, of Securities of the Company shall be null and void unless the terms, conditions and provisions of this Section 12.1 are strictly observed and followed. The restrictions contained in this Section 12.1 shall be in addition to any restrictions on transfer that may otherwise be applicable, including without limitation those contained in the Company’s bylaws or pursuant to applicable securities laws.

12.2
Company’s Right to Repurchase Shares. Shares acquired through an Award shall also be subject to such forfeiture conditions, rights of repurchase, rights of first refusal and other transfer restrictions as the Board may determine. Such restrictions shall be set forth in the applicable Award Agreement and, unless otherwise provided in the Award Agreement, shall apply to any dividends paid with respect to such Shares. Such restrictions shall apply in addition to any restrictions otherwise applicable to holders of Shares generally.

SECTION 13.	WITHHOLDING AND OTHER TAXES.

13.1
General. A Participant or his or her successor shall pay, or make arrangements satisfactory to the Board for the satisfaction of, any federal, state, local or foreign withholding tax obligations that may arise in connection with the Plan. The Company shall not be required to issue any Shares or make any cash payment under the Plan if such obligations are not timely satisfied.

13.2
Share Withholding. The Board may permit a Participant to satisfy all or part of his or her withholding tax obligations by having the Company withhold all or a portion of any Shares that would otherwise be issued to him or her upon exercise or settlement of an Award, or by surrendering all or a portion of any Shares that he or she previously acquired; provided, however, that in no event may a Participant surrender Shares in excess of the legally required maximum tax withholding amount. Such Shares shall be valued at their Fair Market Value on the date when taxes otherwise would be withheld in cash. Any payment of taxes by assigning Shares to the Company may be subject to restrictions, including any restrictions required by rules of any federal or state regulatory body or other authority. All elections by Participants to have Shares withheld for this purpose shall be made in such form and under such conditions as the Board may deem necessary or advisable.

13.3
Cashless Exercise/Pledge. The Board may provide that if Company Shares are publicly traded at the time of exercise, arrangements may be made to meet the Participant’s withholding obligation by cashless exercise or pledge.

13.4	Other Forms of Payment. The Board may permit such other means of tax withholding as it deems appropriate.

13.5
Employer Fringe Benefit Taxes. To the extent permitted by applicable federal, state, local and foreign law, a Participant shall be liable for any fringe benefit tax that may be payable by the Company and/or the Participant’s employer in connection with any award granted to the Participant under the Plan, which the Company and/or employer may collect by any reasonable method established by the Company and/or employer.

13.6
Section 409A. Each Award that provides for “nonqualified deferred compensation” within the meaning of section 409A of the Code shall be subject to such additional rules and requirements as specified by the Board from time to time in order to comply with Section 409A. If any amount under such an Award is payable upon a “separation from service” (within the meaning of section 409A) to a Participant who is then considered a “specified employee” (within the meaning of section 409A), then no such payment shall be made prior to the date that is the earlier of (i) six months and one day after the Participant’s separation from service, or (ii) the Participant’s death, but only to the extent such delay is necessary to prevent the Award from being subject to interest, penalties and/or additional tax imposed pursuant to section 409A. In addition, the settlement of any such Award may not be accelerated except to the extent permitted by section 409A. The provisions of the Plan and each Award Agreement are intended to comply with or be exempt from the provisions of section 409A and shall be interpreted in a manner consistent therewith. Notwithstanding any other provision of the Plan or an Award Agreement to the contrary, the Board may in its sole discretion (but without any obligation to do so) amend the terms of any Award to the extent it determines necessary to comply with section 409A.

SECTION 14.	LEGAL AND REGULATORY REQUIREMENTS.

Shares shall not be issued under the Plan unless the issuance and delivery of such Shares complies with (or is exempt from) all applicable requirements of law, including (without limitation) the Securities Act, the rules and regulations promulgated thereunder, state securities laws and regulations and the regulations of any stock exchange on which the Company’s securities may then be listed, and the Company has obtained the approval or favorable ruling from any governmental agency which the Company determines is necessary or advisable. The Company shall not be liable to a Participant or other persons as to: (a) the non-issuance or sale of Shares as to which the Company has not obtained from any regulatory body having jurisdiction the authority deemed by the Company’s counsel to be necessary to the lawful issuance and sale of any Shares under the Plan; and (b) any tax consequences expected, but not realized, by any Participant or other person due to the receipt, exercise or settlement of any Award granted under the Plan.

SECTION 15.	NO RETENTION RIGHTS.

No provision of the Plan, or any Award granted under the Plan, shall be construed to give any Participant any right to become an Employee or other Service provider, to be treated as an Employee, or to continue in Service for any period of time, or restrict in any way the rights of the Company (or Parent or Subsidiary to whom the Participant provides Service), which rights are expressly reserved, to terminate the Service of such person at any time and for any reason, with or without cause.

SECTION 16.	DURATION AND AMENDMENTS.

16.1
Term of the Plan. The Plan, as set forth herein, shall become effective on the date of its adoption by the Board, subject to the approval of the Company’s stockholders. In the event that the stockholders fail to approve the Plan within twelve (12) months after its adoption by the Board, any grants, exercises or sales that have already occurred under the Plan shall be rescinded, and no additional grants, exercises or sales shall be made under the Plan after such date. The Plan shall terminate automatically ten (10) years after the later of (i) its adoption by the Board, or (ii) the most recent increase in the number of Shares reserved under Section 5 (other than pursuant to Section 11) that was approved by stockholders on or within twelve (12) months after the Board’s approval of such increase. The Plan may be terminated on any earlier date pursuant to Section 16.2 below.

16.2
Right to Amend or Terminate the Plan. The Board may amend, suspend, or terminate the Plan at any time and for any reason. An amendment of the Plan shall not be subject to the approval of the Company’s stockholders unless it (i) increases the number of Shares available for issuance under the Plan (except as provided in Section 11) or (ii) materially changes the class of persons who are eligible for the grant of Awards. Options may be granted and Shares may be issued which are in each instance in excess of the number of Shares then available for issuance under the Plan, provided any excess Shares actually issued under those Awards shall be held in escrow until there is obtained stockholder approval of an amendment sufficiently increasing the number of Shares available for issuance under the Plan. If such stockholder approval is not obtained within 12 months after the date the first such excess grants or issuances are made, then (1) any unexercised Options granted on the basis of such excess Shares shall terminate and (2) the Company shall promptly refund to the Participants the exercise or purchase price paid for any excess Shares issued under the Plan and held in escrow, together with interest (at the Internal Revenue Service short term Applicable Federal Rate) for the period the Shares were held in escrow, and such Shares shall thereupon be automatically cancelled and cease to be outstanding.

16.3
Effect of Amendment or Termination. No Shares shall be issued or sold under the Plan after the termination thereof, except upon exercise or settlement of an Award granted prior to such termination, and in no event may any Award be granted under the Plan after May 4, 2026. Except as otherwise permitted by the Plan or an Award Agreement or as required to comply with any applicable law, regulation or rule, the termination of the Plan, or any amendment thereof, shall not have a material adverse effect on any Award previously granted under the Plan without the holder’s consent; provided, however, that an amendment which may cause an ISO to become an NSO shall not be treated as having a material adverse effect on an Award.

Cullgen Inc.
2018 Stock Incentive Plan
Signature Page

B-1

Exhibit 99.1

Gyre Therapeutics Completes Acquisition of Cullgen to Create U.S.- and China-based Fully Integrated Biopharmaceutical Company

•
Post-closing combined company has revenue-producing commercial asset and a robust pipeline of products and product candidates to address multiple therapeutic areas with a focus on fibrosis and inflammatory diseases.

•	China innovation engine provides cost-efficient vehicle for discovery and early-stage development of targeted protein degraders and degrader-antibody conjugates.

•	Strengthened leadership team in U.S., coupled with China operating presence to support future global growth.

San Diego, CA May 4, 2026 – Gyre Therapeutics, Inc. (“Gyre”, “Gyre Therapeutics” or the “Company”) (Nasdaq: GYRE), an innovative, commercial-stage biopharmaceutical company dedicated to advancing fibrosis-first therapies across organ systems affected by chronic diseases, today announced the closing of its acquisition of Cullgen Inc. (Cullgen), a privately-held, clinical-stage biopharmaceutical company focused on the discovery and development of targeted protein degrader (TPD) and degrader antibody conjugate (DAC) therapies, in an all-stock transaction valued at approximately $300 million.

Following the closing of the acquisition, Cullgen became a wholly owned subsidiary of Gyre, and the former Chief Executive Officer of Cullgen, Dr. Ying Luo, was appointed President and Chief Executive Officer and as a member of the Gyre Board of Directors. Ping Zhang will continue at Gyre as Chairman of the Board of Directors. The new combined entity will continue to be listed on the Nasdaq Capital Market under the ticker “GYRE”.

Dr. Luo, President and Chief Executive Officer of Gyre, commented, “We are eager to move forward as a U.S.- and China-based fully integrated biopharmaceutical company. Through this combination, we have created an entity that not only offers a commercial-stage product with ETUARY®, on the market in China for the treatment of lung fibrosis, but also a full-spectrum pipeline of products from discovery to Phase 3, primarily focused on fibrosis and inflammatory diseases. This includes our lead product candidate, F351 (hydronidone) for the treatment of chronic hepatitis B (CHB)-induced liver fibrosis, as well as a strong preclinical and clinical pipeline, including TPDs and DACs.”

Mr. Zhang, Chairman of Gyre, commented, “This combination occurs at an exciting time for Gyre as we recently received priority review status from the Center for Drug Evaluation of China’s National Medical Products Administration for the F351 NDA in March. We are also exploring the expansion of F351’s development in ex-China territories including the U.S. In addition, we have completed enrollment in our 52-week Phase 3 ETUARY® trial for pneumoconiosis, and have also enrolled the first patient in a Phase 3 study evaluating ETUARY® in a new indication: radiation-induced lung injury with or without immune checkpoint inhibitor-related pneumonitis, further strengthening our late-stage inflammatory portfolio. Additionally, we believe the innovative discovery engine that has produced several promising degraders and DACs acquired from Cullgen strengthens our asset portfolio and provides long-term value to Gyre.”

About Gyre Pharmaceuticals

Gyre Pharmaceuticals Co., Ltd., a subsidiary of Gyre Therapeutics, Inc. (“Gyre Pharmaceuticals”), is a commercial-stage biopharmaceutical company committed to the research, development, manufacturing and commercialization of innovative drugs for organ fibrosis. Its flagship product, ETUARY® (pirfenidone capsule), was the first approved treatment for IPF in the People’s Republic of China (PRC) in 2011 and has maintained a prominent market share over the past several years. In addition, Gyre Pharmaceuticals’ pipeline includes F351 (hydronidone), a structural analogue of pirfenidone, which demonstrated statistically significant fibrosis regression after 52 weeks of treatment in a pivotal Phase 3 clinical trial in CHB-associated liver fibrosis in the PRC. F351 received Breakthrough Therapy designation by the CDE of the NMPA in March 2021. Gyre Pharmaceuticals is also developing treatments for PD, RILI with or without immune-related pneumonitis, COPD, PAH and ALF/ACLF. As of December 31, 2025, Gyre Therapeutics owns a 69.7% equity interest in Gyre Pharmaceuticals.

About Gyre Therapeutics

Gyre Therapeutics is a biopharmaceutical company headquartered in San Diego, CA, primarily focused on the development and commercialization of F351 for liver fibrosis including MASH in the U.S., and, with its recent acquisition, now has a portfolio of highly selective targeted protein degrader product candidates designed to potently and efficiently eliminate therapeutically relevant proteins in patients, as well as preclinical programs including next-generation degrader-antibody conjugates.

In the PRC, Gyre Therapeutics is advancing a broad pipeline through its controlling interest in Gyre Pharmaceuticals, including therapeutic expansions of ETUARY, and development programs for F573, and F528.

Advisory and Legal Counsel

Moelis & Company LLC is acting as financial advisor to the special committee to Gyre’s Board of Directors, and Gyre’s legal counsel is Gibson, Dunn & Crutcher LLP.

Mintz, Levin, Cohn, Ferris, Glovsky & Popeo, P.C. is serving as legal counsel to Cullgen.

Forward-Looking Statements

This press release contains “forward-looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995, which statements are subject to substantial risks and uncertainties and are based on estimates and assumptions. All statements, other than statements of historical facts included in this press release, are forward-looking statements, including statements concerning: the future operations of the combined entity; the nature, strategy and focus of the combined entity; the development and commercial potential and potential benefits of any product candidates of the combined entity; potential expansion of F351 in ex-China territories including the U.S.; the ability of Cullgen’s degraders and DACs to strengthen Gyre’s asset portfolio; and the additional expected benefits of the acquisition, including its ability to successfully integrate the businesses and operations of Gyre and Cullgen. In some cases, you can identify forward-looking statements by terms such as “may,” “might,” “will,” “objective,” “intend,” “should,” “could,” “can,” “would,” “expect,” “believe,” “design,” “estimate,” “predict,” “potential,” “plan” or the negative of these terms, and similar expressions intended to identify forward-looking statements. These statements reflect our plans, estimates, and expectations, as of the date of this press release. These statements involve known and unknown risks, uncertainties and other factors that could cause our actual results to differ materially from the forward-looking statements expressed or implied in this press release. Actual results and the timing of events could differ materially from those anticipated in such forward-looking statements as a result of these risks and uncertainties, which include, without limitation: unexpected costs, charges or expenses resulting from the acquisition; potential adverse reactions or changes to business relationships resulting from the announcement or completion of the acquisition; the risk that the combined company may not be able to successfully integrate the businesses and realize the expected benefits of the acquisition in a timely manner or at all; the uncertainties associated with Gyre’s and Cullgen’s product candidates, as well as risks associated with the clinical development and regulatory approval of product candidates, including potential delays in the commencement, enrollment and completion of clinical trials; risks related to the inability of the combined entity to obtain sufficient additional capital to continue to advance these product candidates and its preclinical programs; uncertainties in obtaining successful clinical results for product candidates and unexpected costs that may result therefrom; risks related to the failure to realize any value from product candidates and preclinical programs being developed and anticipated to be developed in light of inherent risks and difficulties involved in successfully bringing product candidates to market; risks associated with the possible failure to realize certain anticipated benefits of the acquisition, including with respect to future financial and operating results. Additional risks and factors are identified under “Risk Factors” in Gyre’s Annual Report on Form 10-K for the year ended December 31, 2025 filed on March 13, 2026, and in other filings with the Securities and Exchange Commission.

Gyre expressly disclaims any obligation to update any forward-looking statements whether as a result of new information, future events or otherwise, except as required by law.

CONTACTS:

Gyre Therapeutics, Inc.

Thomas Eastling, CFO
ir@gyretx.com

Investors

Chuck Padala
Managing Director, LifeSci Advisors
chuck@lifesciadvisors.com